Intangible assets	12 Months Ended
Jun. 30, 2018
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Intangible assets

11    Intangible assets

	2018			2017
	Goodwill	Other intangibles	Total	Goodwill	Other intangibles	Total
	US$M	US$M	US$M	US$M	US$M	US$M
Net book value
At the beginning of the financial year	3,269	699	3,968	3,273	846	4,119
Additions	–	50	50	–	81	81
Amortisation for the year	–	(197)	(197)	–	(195)	(195)
Impairments for the year (1)	(2,339)	(14)	(2,353)	–	(33)	(33)
Disposals	(16)	(7)	(23)	(4)	–	(4)
Transferred to assets held for sale	(667)	–	(667)	–	–	–

At the end of the financial year (2)	247	531	778	3,269	699	3,968

– Cost	247	1,665	1,912	3,269	1,722	4,991
– Accumulated amortisation and impairments	–	(1,134)	(1,134)	–	(1,023)	(1,023)

(1)	Includes impairment charges related to Onshore US assets of US$2,339 million (2017: US$ nil). Refer to note 26 ‘Discontinued operations’.

(2)

The Group’s aggregate net carrying value of goodwill for Continuing operations is US$247 million (2017: US$247 million), representing less than one per cent of net equity at 30 June 2018 (2017: less than one per cent). The goodwill is allocated across a number of cash-generating units (CGUs).

Recognition and measurement

Goodwill

Where the fair value of the consideration paid for a business acquisition exceeds the fair value of the identifiable assets, liabilities and contingent liabilities acquired, the difference is treated as goodwill. Where consideration is less than the fair value of acquired net assets, the difference is recognised immediately in the income statement. Goodwill is not amortised and is measured at cost less any impairment losses.

Other intangibles

The Group capitalises amounts paid for the acquisition of identifiable intangible assets, such as software, licences and initial payments for the acquisition of mineral lease assets, where it is considered that they will contribute to future periods through revenue generation or reductions in cost. These assets, classified as finite life intangible assets, are carried in the balance sheet at the fair value of consideration paid less accumulated amortisation and impairment charges. Intangible assets with finite useful lives are amortised on a straight-line basis over their useful lives. The estimated useful lives are generally no greater than eight years.

Initial payments for the acquisition of intangible mineral lease assets are capitalised and amortised over the term of the permit. A regular review is undertaken of each area of interest to determine the appropriateness of continuing to carry forward costs in relation to that area. Capitalised costs are only carried forward to the extent that they are expected to be recovered through the successful exploitation of the area of interest or alternatively by its sale. To the extent that capitalised expenditure is no longer expected to be recovered, it is charged to the income statement.

Key judgements and estimates

Determining the recoverable amount of intangible assets may require significant management judgement. If a judgement is made that recovery of previously capitalised intangible mineral lease assets is unlikely, the relevant amount will be written off to the income statement. This requires management to make certain estimates and assumptions as to future events and circumstances, in particular whether an economically viable extraction operation can be established.

Where indicators of impairment exist for intangible assets, in the absence of quoted market prices, estimates are made regarding the present value of future post-tax cash flows. These estimates require significant management judgement and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that changes in circumstances will materially alter projections, which may impact the recoverable amount of assets at each reporting date. The estimates are made from the perspective of a market participant and include prices, future production volumes, operating costs, tax attributes and discount rates.